                                                                      Exhibit 24

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that John J. Byrne does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ John J. Byrne

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Howard L. Clark does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Howard L. Clark

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Howard L. Clark Jr. does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Howard L. Clark Jr.

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Robert P. Cochran does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Robert P. Cochran

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that George J. Gillespie III does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ George J. Gillespie III

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that K. Thomas Kemp does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ K. Thomas Kemp

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Gordon S. Macklin does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Gordon S. Macklin

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Michael S. Paquette does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Michael S. Paquette

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Allan L. Waters does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Allan L. Waters

                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                               POWER OF ATTORNEY


KNOW ALL MEN by these presents, that Arthur Zankel does hereby make, constitute and appoint K. Thomas Kemp the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has duly executed these presents this 15th day of February, 1995.



/s/ Arthur Zankel